Exhibit 99.1

Alphabet Announces First Quarter 2017 Results
MOUNTAIN VIEW, Calif. – April 27, 2017 – Alphabet Inc. (NASDAQ: GOOG, GOOGL) today announced financial results for the quarter ended March 31, 2017.
"Our excellent results represent a terrific start to 2017, with revenues up 22% versus the first quarter of 2016 and 24% on a constant currency basis. We clearly continue to benefit from our ongoing investments in product innovation and have great momentum in our new businesses across Alphabet," said Ruth Porat, CFO of Alphabet.
Q1 2017 financial highlights
The following summarizes our consolidated financial results for the quarters ended March 31, 2016 and 2017 (in millions, except for per share information, effective tax rate, and headcount; unaudited):

	Three Months Ended March 31, 2016	Three Months Ended March 31, 2017
Revenues	$20,257	$24,750
Increase in revenues year over year	17%	22%
Increase in constant currency revenues year over year	23%	24%

Operating income	$5,342	$6,568
Operating margin	26%	27%

Net income	$4,207	$5,426
Diluted EPS	$6.02	$7.73
Diluted shares (in thousands)	699,311	702,036

Effective tax rate (ETR)	18%	20%
Headcount	64,115	73,992
Q1 2017 supplemental information
Segment revenues and operating results (in millions; unaudited):

	Three Months Ended March 31, 2016	Three Months Ended March 31, 2017
Google properties revenues	$14,328	$17,403
Google Network Members' properties revenues	3,692	4,008
Google advertising revenues	18,020	21,411
Google other revenues	2,072	3,095
Google segment revenues	$20,092	$24,506
Other Bets revenues	$165	$244

Google operating income	$6,245	$7,598
Other Bets operating loss	($774)	($855)

Traffic acquisition costs (TAC) to Google Network Members and distribution partners (in millions; unaudited):

	Three Months Ended March 31, 2016	Three Months Ended March 31, 2017
TAC to Google Network Members	$2,571	$2,824
TAC to Google Network Members as % of Google Network Members' properties revenues	70%	70%
TAC to distribution partners	$1,217	$1,805
TAC to distribution partners as % of Google properties revenues	8%	10%
Total TAC	$3,788	$4,629
Total TAC as % of Google advertising revenues	21%	22%
Paid clicks and cost-per-click information (unaudited):

	Change from Q1 2016 to Q1 2017 (YoY)	Change from Q4 2016 to Q1 2017 (QoQ)
Aggregate paid clicks	44%	2%
Paid clicks on Google properties	53%	1%
Paid clicks on Google Network Members' properties	10%	6%

Aggregate cost-per-click	(19)%	(4)%
Cost-per-click on Google properties	(21)%	(3)%
Cost-per-click on Google Network Members' properties	(17)%	(9)%
In the first quarter of 2017, we refined our methodology for paid clicks and cost-per-click to include additional categories of TrueView engagement ads and exclude non-engagement based trial ad formats. This change resulted in a modest increase in paid clicks and a modest decrease in cost-per-click. For comparison purposes, we have included updated data for historical periods. Please see the table captioned “Monetization metrics” included at the end of this release.
Webcast and conference call information
A live audio webcast of our first quarter 2017 earnings release call will be available at http://abc.xyz/investor. The call begins today at 1:30 PM (PT) / 4:30 PM (ET). This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, is also available on that site.
We also announce investor information, including news and commentary about our business and financial performance, SEC filings, notices of investor events and our press and earnings releases, on our investor relations website (http://abc.xyz/investor).
Forward-looking statements
This press release may contain forward-looking statements that involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2016, which is on file with the SEC and is available on our investor relations website at http://abc.xyz/investor and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.  All information provided in this release and in the attachments is as of April 27, 2017, and we undertake no duty to update this information unless required by law.
About non-GAAP financial measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: free cash flow, non-GAAP constant currency revenues, and non-GAAP constant currency revenue growth. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results, such as our revenues excluding the impact for foreign currency fluctuations. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the health of our business.
For more information on these non-GAAP financial measures, please see the tables captioned "Reconciliation from net cash provided by operating activities to free cash flow" and "Reconciliation from GAAP revenues to non-GAAP constant currency revenues" included at the end of this release.
Contact
Investor relations
investor-relations@abc.xyz
Media
press@abc.xyz

Alphabet Inc.
CONSOLIDATED BALANCE SHEETS
(In millions, except share amounts which are reflected in thousands and par value per share amounts)

	December 31, 2016	March 31, 2017
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$12,918	$18,132
Marketable securities	73,415	74,307
Total cash, cash equivalents, and marketable securities	86,333	92,439
Accounts receivable, net of allowance of $467 and $489	14,137	12,913
Income taxes receivable, net	95	56
Inventory	268	280
Prepaid revenue share, expenses and other assets	4,575	3,106
Total current assets	105,408	108,794
Prepaid revenue share, expenses and other assets, non-current	1,819	1,846
Non-marketable investments	5,878	6,131
Deferred income taxes	383	365
Property and equipment, net	34,234	35,936
Intangible assets, net	3,307	3,137
Goodwill	16,468	16,547
Total assets	$167,497	$172,756
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,041	$2,306
Accrued compensation and benefits	3,976	2,673
Accrued expenses and other current liabilities	6,144	5,438
Accrued revenue share	2,942	2,888
Deferred revenue	1,099	1,148
Income taxes payable, net	554	803
Total current liabilities	16,756	15,256
Long-term debt	3,935	3,937
Deferred revenue, non-current	202	323
Income taxes payable, non-current	4,677	4,924
Deferred income taxes	226	604
Other long-term liabilities	2,665	2,763
Total liabilities	28,461	27,807
Commitments and contingencies
Stockholders’ equity:
Convertible preferred stock, $0.001 par value per share, 100,000 shares authorized; no shares issued and outstanding	0	0
Class A and Class B common stock, and Class C capital stock and additional paid-in capital, $0.001 par value per share: 15,000,000 shares authorized (Class A 9,000,000, Class B 3,000,000, Class C 3,000,000); 691,293 (Class A 296,992, Class B 47,437, Class C 346,864) and 692,108 (Class A 297,600, Class B 47,164, Class C 347,344) shares issued and outstanding	36,307	37,698
Accumulated other comprehensive loss	(2,402)	(2,169)
Retained earnings	105,131	109,420
Total stockholders’ equity	139,036	144,949
Total liabilities and stockholders’ equity	$167,497	$172,756

Alphabet Inc.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts; unaudited)

	Three Months Ended
	March 31,
	2016	2017
Revenues	$20,257	$24,750
Costs and expenses:
Cost of revenues	7,648	9,795
Research and development	3,367	3,942
Sales and marketing	2,387	2,644
General and administrative	1,513	1,801
Total costs and expenses	14,915	18,182
Income from operations	5,342	6,568
Other income (expense), net	(213)	251
Income before income taxes	5,129	6,819
Provision for income taxes	922	1,393
Net income	$4,207	$5,426

Basic net income per share of Class A and B common stock and Class C capital stock	$6.12	$7.85
Diluted net income per share of Class A and B common stock and Class C capital stock	$6.02	$7.73

Alphabet Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions; unaudited)

	Three Months Ended
	March 31,
	2016	2017
Operating activities
Net income	$4,207	$5,426
Adjustments:
Depreciation and impairment of property and equipment	1,155	1,287
Amortization and impairment of intangible assets	216	216
Stock-based compensation expense	1,494	2,009
Deferred income taxes	414	613
Loss on marketable and non-marketable investments, net	280	68
Other	64	8
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	818	1,267
Income taxes, net	271	510
Prepaid revenue share, expenses and other assets	185	(128)
Accounts payable	(269)	103
Accrued expenses and other liabilities	(1,064)	(1,868)
Accrued revenue share	(131)	(74)
Deferred revenue	18	111
Net cash provided by operating activities	7,658	9,548
Investing activities
Purchases of property and equipment	(2,444)	(2,508)
Proceeds from disposals of property and equipment	16	41
Purchases of marketable securities	(20,748)	(20,119)
Maturities and sales of marketable securities	17,443	19,362
Purchases of non-marketable investments	(363)	(354)
Maturities and sales of non-marketable investments	42	78
Cash collateral related to securities lending	(257)	0
Investments in reverse repurchase agreements	100	0
Acquisitions, net of cash acquired, and purchases of intangible assets	(34)	(101)
Proceeds from collection of notes receivable	0	750
Net cash used in investing activities	(6,245)	(2,851)
Financing activities
Net payments related to stock-based award activities	(807)	(1,009)
Repurchases of capital stock	(2,098)	(1,127)
Proceeds from issuance of debt, net of costs	3,956	0
Repayments of debt	(3,962)	(18)
Proceeds from sale of subsidiary shares	0	480
Net cash used in financing activities	(2,911)	(1,674)
Effect of exchange rate changes on cash and cash equivalents	60	191
Net increase (decrease) in cash and cash equivalents	(1,438)	5,214
Cash and cash equivalents at beginning of period	16,549	12,918
Cash and cash equivalents at end of period	$15,111	$18,132

Reconciliation from net cash provided by operating activities to free cash flow (in millions, unaudited):
We continue to provide free cash flow because it is a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in our business and acquisitions, and to strengthen our balance sheet.

Three Months Ended March 31, 2017
Net cash provided by operating activities	$9,548
Less: purchases of property and equipment	(2,508)
Free cash flow	$7,040
Free cash flow: We define free cash flow as net cash provided by operating activities less capital expenditures. There is a limitation to using free cash flow to evaluate Alphabet rather than the GAAP measure of net cash provided by operating activities because free cash flow adjusts for the cash used for capital expenditures during the period and as such, it does not represent the total increase or decrease in the cash balance from operations for the period. Our management compensates for this limitation by providing information about our capital expenditures on the face of the statement of cash flows and under the caption “Management's Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Alphabet has computed free cash flow using the same consistent method from quarter to quarter and year to year.

Reconciliation from GAAP revenues to non-GAAP constant currency revenues (in millions, unaudited):
We continue to provide non-GAAP constant currency revenues and growth because they facilitate the comparison of current results to historic performance by excluding the effects of foreign currency movements, which are not indicative of our core operating results.

	Three Months Ended March 31, 2017	Three Months Ended March 31, 2017
	YoY (using Q1'16 FX rates)	QoQ (using Q4'16's FX rates)
EMEA revenues (GAAP)(1)	$8,091	$8,091
Exclude foreign exchange impact on Q1'17 revenues using Q1'16 rates	444	N/A
Exclude foreign exchange impact on Q1'17 revenues using Q4'16 rates	N/A	177
Exclude hedging impact recognized in Q1'17	(158)	(158)
EMEA constant currency revenues (non-GAAP)(1)	$8,377	$8,110
Prior period EMEA revenues, excluding hedging impact (non-GAAP)	$7,011	$8,111
EMEA revenue growth (GAAP)	13%	(2)%
EMEA constant currency revenue growth (non-GAAP)	19%	0%

APAC revenues (GAAP)	$3,619	$3,619
Exclude foreign exchange impact on Q1'17 revenues using Q1'16 rates	(63)	N/A
Exclude foreign exchange impact on Q1'17 revenues using Q4'16 rates	N/A	138
Exclude hedging impact recognized in Q1'17	(59)	(59)
APAC constant currency revenues (non-GAAP)	$3,497	$3,698
Prior period APAC revenues, excluding hedging impact (non-GAAP)	$2,772	$3,608
APAC revenue growth (GAAP)	29%	0%
APAC constant currency revenue growth (non-GAAP)	26%	2%

Other Americas revenues (GAAP)	$1,271	$1,271
Exclude foreign exchange impact on Q1'17 revenues using Q1'16 rates	(77)	N/A
Exclude foreign exchange impact on Q1'17 revenues using Q4'16 rates	N/A	(9)
Exclude hedging impact recognized in Q1'17	0	0
Other Americas constant currency revenues (non-GAAP)	$1,194	$1,262
Prior period Other Americas revenues, excluding hedging impact (non-GAAP)	$924	$1,442
Other Americas revenue growth (GAAP)	34%	(12)%
Other Americas constant currency revenue growth (non-GAAP)	29%	(12)%

United States revenues (GAAP)	$11,769	$11,769
United States revenue growth	25%	(7)%

Revenues (GAAP)	$24,750	$24,750
Constant currency revenues (non-GAAP)	$24,837	$24,839
Prior period revenues, excluding hedging impact (non-GAAP)	$20,088	$25,877
Revenue growth (GAAP)	22%	(5)%
Constant currency revenue growth (non-GAAP)	24%	(4)%

(1)
On a year-over-year basis, United Kingdom (UK) constant currency revenues were $2,186 million, calculated as GAAP revenues of $2,025 million less negative foreign exchange impact of $252 million and hedging gain of $91 million. On a quarter-over-quarter basis, UK constant currency revenues were $1,948 million, calculated as GAAP revenues of $2,025 million less negative foreign exchange impact of $14 million and hedging gain of $91 million. UK constant currency growth was 16% on a year-over-year basis and 1% on a quarter-over-quarter basis.

Non-GAAP constant currency revenues and growth: We define non-GAAP constant currency revenues as total revenues excluding the impact of foreign exchange rate movements and hedging activities, and we use it to determine the constant currency revenue growth on year-on-year and quarter-on-quarter bases. Non-GAAP constant currency revenues are calculated by translating current quarter revenues using prior period exchange rates and excluding any hedging impact recognized in the current quarter. Constant currency revenue growth (expressed as a percentage) is calculated by determining the increase in current quarter non-GAAP constant currency revenues over prior period revenues, excluding any hedging impact recognized in the prior period.

Other income (expense), net
The following table presents our other income (expense), net, (in millions, unaudited):

	Three Months Ended
	March 31,
	2016	2017
Interest income	$270	$312
Interest expense	(30)	(25)
Foreign currency exchange losses, net	(186)	(2)
Loss on marketable securities, net	(167)	(22)
Loss on non-marketable investments, net	(113)	(46)
Other	13	34
Other income (expense), net	$(213)	$251

Segment results
The following table presents our revenues, operating income (loss), stock-based compensation, capital expenditures, and depreciation, amortization, and impairment by segment (in millions, unaudited):

	Three Months Ended
	March 31,
	2016	2017
Revenues:
Google	$20,092	$24,506
Other Bets	165	244
Total revenues	$20,257	$24,750

Operating income (loss):
Google	$6,245	$7,598
Other Bets	(774)	(855)
Reconciling items(1)	(129)	(175)
Total income from operations	$5,342	$6,568

Stock-based compensation(2):
Google	$1,323	$1,854
Other Bets	138	114
Reconciling items(1)	33	41
Total stock-based compensation	$1,494	$2,009

Capital expenditures:
Google	$2,039	$2,406
Other Bets	277	170
Reconciling items(3)	128	(68)
Total capital expenditures	$2,444	$2,508

Depreciation, amortization, and impairment:
Google	$1,317	$1,396
Other Bets	54	107
Total depreciation, amortization, and impairment	$1,371	$1,503

(1)	Reconciling items are primarily related to corporate administrative costs and other miscellaneous items that are not allocated to individual segments.

(2)	For purposes of segment reporting, SBC represents awards that we expect to settle in Alphabet stock.

(3)
Reconciling items are related to timing differences of payments as segment capital expenditures are on accrual basis while total capital expenditures shown on the Consolidated Statements of Cash Flows are on cash basis and other miscellaneous differences.

Revenues by geography
The following table presents our revenues by geography, based on the billing addresses of our customers (in millions, unaudited):

	Three Months Ended
	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Mar 31, 2017
United States	$9,381	$10,035	$10,649	$12,716	$11,769
EMEA	7,130	7,485	7,392	8,297	8,091
APAC	2,799	2,904	3,248	3,608	3,619
Other Americas	947	1,076	1,162	1,443	1,271
Total revenues	$20,257	$21,500	$22,451	$26,064	$24,750

Supplemental information:
United Kingdom (included in EMEA)	$1,921	$1,914	$1,890	$2,062	$2,025

Monetization metrics
The following table presents our revised paid clicks and cost-per-click information based on the refined methodology (unaudited):

	Three Months Ended
	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016
Year-over-year change
Aggregate paid clicks	29%	28%	32%	39%
Paid clicks on Google properties	38%	36%	41%	47%
Paid clicks on Google Network Members' properties	2%	0%	1%	7%

Aggregate cost-per-click	(8)%	(6)%	(10)%	(17)%
Cost-per-click on Google properties	(11)%	(8)%	(12)%	(18)%
Cost-per-click on Google Network Members' properties	(8)%	(8)%	(14)%	(19)%

Quarter-over-quarter change
Aggregate paid clicks	(2)%	7%	9%	22%
Paid clicks on Google properties	(3)%	9%	11%	25%
Paid clicks on Google Network Members' properties	4%	(3)%	1%	6%

Aggregate cost-per-click	(1)%	(1)%	(5)%	(10)%
Cost-per-click on Google properties	1%	(2)%	(6)%	(12)%
Cost-per-click on Google Network Members' properties	(12)%	(2)%	(6)%	0%